Exhibit 99.1
                                  ------------

     The Group I Mortgage Loans consist of approximately 6,264 Mortgage Loans, of which approximately 99.93% are secured by first Mortgages and approximately 0.07% are secured by second Mortgages. The Group II Mortgage Loans consist of approximately 1,588 Mortgage Loans, of which approximately 99.11% are secured by first Mortgages and approximately 0.89% are secured by second Mortgages.

     Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 65.96% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 34.04% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 68.08% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 31.92% of the Group II Mortgage Loans are fixed- rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

     Each of the Fixed-Rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

     Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 88.75% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 9.13% of the Adjustable-Rate Group I Mortgage Loans and fifteen years, in the case of approximately 1.99% of the Adjustable-Rate Group I Mortgage Loans, that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 90.33% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 7.61% of the Adjustable-Rate Group II Mortgage Loans and fifteen years, in the case of approximately 1.90% of the Adjustable- Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum, 2.000% per annum, 3.000% per annum or 4.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum or 1.500% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.997% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.001% per annum and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.996% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.001% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in the Prospectus Supplement.

     Approximately 74.56% of the Group I Mortgage Loans and approximately 77.77% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

GROUP I MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

     Approximately 35.11% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.95% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 78.01%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group I Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     All of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

     The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to November 1996 or after July 2003 or will have a remaining term to maturity of less than 100 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is June 2033.

     The average Principal Balance of the Group I Mortgage Loans at origination was approximately $147,760. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $147,646. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $488,000 or less than approximately $36,623.

     The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.000% per annum and not more than 12.850% per annum and the weighted average Mortgage Rate was approximately 7.547% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.750% to 8.000%, Minimum Mortgage Rates ranging from 4.125% per annum to12.200% per annum and Maximum Mortgage Rates ranging from 11.100% per annum to 18.200% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.178% per annum, a weighted average Minimum Mortgage Rate of approximately 7.658% per annum and a weighted average Maximum Mortgage Rate of approximately 13.674% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in June 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is September 2005.

     The Group I Mortgage Loans are expected to have the following characteristics as of the Cut- off Date (the sum in any column may not equal the total indicated due to rounding):


                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
          ---------------------              --------------      ---------------------   -----------------------------
  36,623-   50,000........................            65             $     3,215,039.44               0.35%
  50,001-  100,000........................         1,793                 136,193,078.64              14.73
 100,001-  150,000........................         1,801                 224,276,737.78              24.25
 150,001-  200,000........................         1,272                 221,286,480.91              23.93
 200,001-  250,000........................           718                 160,840,937.18              17.39
 250,001-  300,000........................           444                 121,652,261.86              13.15
 300,001-  350,000........................           135                  42,791,004.13               4.63
 350,001-  400,000........................            19                   7,127,230.89               0.77
 400,001-  450,000........................            10                   4,181,351.59               0.45
 450,001-  488,000........................             7                   3,287,452.43               0.36
                                                   -----             ------------------             ------
   Total..................................         6,264             $   924,851,574.85             100.00%
                                                   =====             ==================             ======

----------
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $147,646.



                                   CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                    PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                   MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
               ------------                   --------------      ---------------------   -----------------------------
Not Available.............................           187             $    20,576,571.73               2.22%
500.......................................            13                   2,465,622.50               0.27
501-525...................................           697                 100,454,286.86              10.86
526-550...................................           765                 112,115,852.51              12.12
551-575...................................           677                 100,408,311.36              10.86
576-600...................................           791                 118,134,358.15              12.77
601-625...................................           898                 134,180,062.26              14.51
626-650...................................           842                 125,103,359.63              13.53
651-675...................................           574                  87,976,608.69               9.51
676-700...................................           342                  53,130,123.99               5.74
701-725...................................           234                  34,683,197.22               3.75
726-750...................................           132                  18,219,296.65               1.97
751-775...................................            72                  10,262,984.81               1.11
776-800...................................            40                   7,140,938.49               0.77
                                                   -----             ------------------             ------
   Total..................................         6,264             $   924,851,574.85             100.00%
                                                   =====             ==================             ======

----------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 605.


                                      CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
               CREDIT GRADE                 MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
               ------------                 --------------      ---------------------   -----------------------------
AA+.......................................         812             $   114,921,924.28              12.43%
AA........................................       2,901                 441,087,253.94              47.69
A.........................................       1,571                 232,923,083.02              25.18
B.........................................         709                  99,275,585.65              10.73
C.........................................         171                  22,992,859.31               2.49
CC........................................         100                  13,650,868.65               1.48
                                                 -----             ------------------             ------
   Total..................................       6,264             $   924,851,574.85             100.00%
                                                 =====             ==================             ======


                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)            MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
          ---------------------             --------------      ---------------------   -----------------------------
120.......................................           3             $       237,032.89               0.03%
180.......................................         195                  20,233,648.56               2.19
240.......................................         101                  12,170,138.16               1.32
360.......................................       5,965                 892,210,755.24              96.47
                                                 -----             ------------------             ------
   Total..................................       6,264             $   924,851,574.85             100.00%
                                                 =====             ==================             ======
----------
(1)  The weighted average original term to maturity of the Group I Mortgage
     Loans was approximately 354 months.



                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)             MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
         ----------------------              --------------      ---------------------   -----------------------------
100-102...................................            6             $       336,483.21               0.04%
103-108...................................            1                      72,202.25               0.01
115-120...................................            3                     237,032.89               0.03
175-180...................................          188                  19,824,963.10               2.14
235-240...................................          101                  12,170,138.16               1.32
277-282...................................           12                     966,830.22               0.10
349-354...................................           43                   6,431,919.97               0.70
355-360...................................        5,910                 884,812,005.05              95.67
                                                  -----             ------------------             ------
   Total..................................        6,264             $   924,851,574.85             100.00%
                                                  =====             ==================             ======

----------
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 354 months.



                                     PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                 PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                              NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
              -------------                --------------      ---------------------   -----------------------------
Single Family Detached....................      4,692             $   669,347,368.76              72.37%
2-4 Units Detached........................        522                  97,738,368.46              10.57
PUD Detached(1)...........................        456                  73,805,580.57               7.98
Condo Low-Rise Attached...................        276                  37,047,804.55               4.01
2-4 Units Attached........................         78                  18,042,281.94               1.95
Single Family Attached....................         67                   9,440,080.61               1.02
Manufactured Housing......................         98                   9,135,876.58               0.99
PUD Attached(1)...........................         47                   6,700,639.54               0.72
Condo High-Rise Attached..................         24                   2,889,276.13               0.31
Condo Low-Rise Detached...................          4                     704,297.71               0.08
                                                -----             ------------------             ------
   Total..................................      6,264             $   924,851,574.85             100.00%
                                                =====             ==================             ======
----------
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                    OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS               MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
             ----------------               --------------      ---------------------   -----------------------------
Primary...................................       5,793             $   864,582,044.04              93.48%
Non-owner.................................         384                  48,559,738.81               5.25
Second Home...............................          87                  11,709,792.00               1.27
                                                 -----             ------------------             ------
   Total..................................       6,264             $   924,851,574.85             100.00%
                                                 =====             ==================             ======
----------
(1)  Occupancy as represented by the mortgagor at the time of origination.



                                           PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                 PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                              NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 PURPOSE                   MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
                 -------                   --------------      ---------------------   -----------------------------
Cash Out Refinance........................      4,249             $   638,619,884.31              69.05%
Purchase..................................      1,399                 195,314,883.76              21.12
Rate/Term Refinance.......................        616                  90,916,806.78               9.83
                                                -----             ------------------             ------
   Total..................................      6,264             $   924,851,574.85             100.00%
                                                =====             ==================             ======



                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)


                                                                    PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN TO VALUE RATIO (%)         MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
     -------------------------------          --------------      ---------------------   -----------------------------
15.38 - 20.00.............................             5             $       321,903.53               0.03%
20.01 - 25.00.............................             7                     553,942.51               0.06
25.01 - 30.00.............................            20                   2,036,182.22               0.22
30.01 - 35.00.............................            28                   3,212,982.26               0.35
35.01 - 40.00.............................            52                   5,558,192.02               0.60
40.01 - 45.00.............................            71                   8,556,679.19               0.93
45.01 - 50.00.............................           108                  14,214,934.68               1.54
50.01 - 55.00.............................           124                  17,812,732.94               1.93
55.01 - 60.00.............................           205                  29,738,624.53               3.22
60.01 - 65.00.............................           410                  61,752,058.19               6.68
65.01 - 70.00.............................           519                  79,521,353.54               8.60
70.01 - 75.00.............................           665                 102,014,376.03              11.03
75.01 - 80.00.............................         1,879                 274,878,517.28              29.72
80.01 - 85.00.............................           526                  77,938,455.16               8.43
85.01 - 90.00.............................         1,005                 149,978,574.70              16.22
90.01 - 95.00.............................           581                  87,945,818.00               9.51
95.01 - 100.00............................            59                   8,816,248.07               0.95
                                                   -----             ------------------             ------
   Total..................................         6,264             $   924,851,574.85             100.00%
                                                   =====             ==================             ======

----------
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 78.01%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 LOCATION                   MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
                 --------                   --------------      ---------------------   -----------------------------
Alabama...................................          21             $     2,164,264.89               0.23%
Alaska....................................           2                     316,302.68               0.03
Arizona...................................         144                  18,315,131.03               1.98
Arkansas..................................           3                     300,426.44               0.03
California................................         877                 166,380,092.29              17.99
Colorado..................................         162                  24,277,963.42               2.63
Connecticut...............................         165                  24,138,889.28               2.61
Delaware..................................          20                   2,840,796.56               0.31
District of Columbia......................           1                      61,468.75               0.01
Florida...................................         515                  60,638,818.06               6.56
Georgia...................................         173                  20,255,313.34               2.19
Hawaii....................................           1                     283,289.61               0.03
Idaho.....................................          19                   2,515,001.57               0.27
Illinois..................................         233                  31,068,036.78               3.36
Indiana...................................          64                   5,439,852.08               0.59
Iowa......................................          13                   1,338,170.48               0.14
Kansas....................................          24                   2,399,834.97               0.26
Kentucky..................................          29                   2,882,149.27               0.31
Louisiana.................................          45                   4,337,630.45               0.47
Maine.....................................          80                  10,292,502.64               1.11
Maryland..................................         117                  17,217,643.04               1.86
Massachusetts.............................         447                  82,786,516.66               8.95
Michigan..................................         210                  25,580,966.48               2.77
Minnesota.................................          83                  12,017,694.56               1.30
Mississippi...............................           9                     908,825.50               0.10
Missouri..................................          81                   9,187,018.41               0.99
Montana...................................           1                     139,865.87               0.02
Nebraska..................................          10                   1,243,918.33               0.13
Nevada....................................          50                   8,479,941.34               0.92
New Hampshire.............................          65                  10,148,372.99               1.10
New Jersey................................         291                  46,967,175.31               5.08
New Mexico................................          12                   1,678,805.25               0.18
New York..................................         697                 137,485,779.47              14.87
North Carolina............................         206                  21,841,709.73               2.36
North Dakota..............................           1                     102,993.12               0.01
Ohio......................................         153                  16,370,135.26               1.77
Oklahoma..................................           7                     582,697.09               0.06
Oregon....................................          36                   5,192,286.79               0.56
Pennsylvania..............................         211                  24,769,761.65               2.68
Rhode Island..............................         117                  16,463,314.64               1.78
South Carolina............................          61                   6,143,190.86               0.66
Tennessee.................................          43                   4,001,073.78               0.43
Texas.....................................         391                  43,493,115.48               4.70
Utah......................................          13                   1,767,724.94               0.19
Vermont...................................          19                   2,250,548.45               0.24
Virginia..................................         163                  23,240,221.93               2.51
Washington................................          92                  15,210,768.61               1.64
Wisconsin.................................          76                   7,983,937.55               0.86
Wyoming...................................          11                   1,349,637.17               0.15
                                                 -----             ------------------             ------
        Total.............................       6,264             $   924,851,574.85             100.00%
                                                 =====             ==================             ======

----------
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.48% in the 11236 ZIP Code.


                                  DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL               MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
           -------------------               --------------      ---------------------   -----------------------------
Full Documentation........................        4,294             $   609,788,557.44              65.93%
Stated Income Documentation...............        1,862                 299,095,125.20              32.34
Lite Documentation........................           57                   8,068,213.40               0.87
No Documentation..........................           51                   7,899,678.81               0.85
                                                  -----             ------------------             ------
   Total..................................        6,264             $   924,851,574.85             100.00%
                                                  =====             ==================             ======
----------
(1)  For a description of each Documentation Level, see "Option One Mortgage
     Corporation--Underwriting Standards" in the Prospectus Supplement.



                            CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)           MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
        -------------------------           --------------      ---------------------   -----------------------------
  5.000-   5.000..........................           1             $       156,814.75               0.02%
  5.001-   6.000..........................         277                  46,971,630.52               5.08
  6.001-   7.000..........................       1,756                 290,476,936.69              31.41
  7.001-   8.000..........................       2,165                 332,285,907.06              35.93
  8.001-   9.000..........................       1,339                 177,055,041.02              19.14
  9.001-  10.000..........................         553                  60,901,298.50               6.58
 10.001-  11.000..........................         133                  13,448,757.56               1.45
 11.001-  12.000..........................          34                   3,077,464.26               0.33
 12.001-  12.850..........................           6                     477,724.49               0.05
                                                 -----             ------------------             ------
  Total...................................       6,264             $   924,851,574.85             100.00%
                                                 =====             ==================             ======
----------
(1)  The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.547% per annum.



                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)                MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
             ---------------                 --------------      ---------------------   -----------------------------
  2.750-   3.000..........................            23             $     4,536,138.66               0.74%
  3.001-   4.000..........................           402                  67,918,631.75              11.13
  4.001-   5.000..........................         1,331                 215,026,613.84              35.25
  5.001-   6.000..........................         1,415                 207,730,487.59              34.05
  6.001-   7.000..........................           672                  86,691,496.64              14.21
  7.001-   8.000..........................           232                  28,165,326.58               4.62
                                                   -----             ------------------             ------
  Total...................................         4,075             $   610,068,695.06             100.00%
                                                   =====             ==================             ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.178% per annum.


                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
           NEXT ADJUSTMENT DATE             MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
           --------------------             --------------      ---------------------   -----------------------------
November 1, 2003..........................            3             $       444,464.72               0.07%
December 1, 2003..........................            2                     399,250.00               0.07
July 1, 2004..............................            1                     196,364.69               0.03
September 1, 2004.........................            2                     184,437.25               0.03
October 1, 2004...........................            1                     213,310.59               0.03
November 1, 2004..........................            3                     376,647.15               0.06
December 1, 2004..........................           29                   4,629,674.09               0.76
January 1, 2005...........................           93                  13,056,227.58               2.14
February 1, 2005..........................           13                   1,518,217.82               0.25
March 1, 2005.............................           27                   4,877,898.90               0.80
April 1, 2005.............................           67                   9,747,275.55               1.60
May 1, 2005...............................        1,842                 278,750,267.72              45.69
June 1, 2005..............................        1,469                 227,870,809.12              37.35
November 1, 2005..........................            1                     129,158.56               0.02
December 1, 2005..........................            3                     312,926.62               0.05
January 1, 2006...........................           13                   1,963,862.51               0.32
February 1, 2006..........................            1                     171,635.43               0.03
March 1, 2006.............................            5                     979,161.31               0.16
April 1, 2006.............................            3                     255,299.49               0.04
May 1, 2006...............................          234                  29,987,446.85               4.92
June 1, 2006..............................          168                  21,878,214.99               3.59
December 1, 2017..........................            2                     233,789.46               0.04
January 1, 2018...........................            1                     199,456.86               0.03
February 1, 2018..........................            2                     343,895.55               0.06
May 1, 2018...............................           48                   6,138,972.25               1.01
June 1, 2018..............................           42                   5,210,030.00               0.85
                                                  -----             ------------------             ------
       Total..............................        4,075             $   610,068,695.06             100.00%
                                                  =====             ==================             ======
----------
(1)  The weighted average time until the next Adjustment for the Adjustable-Rate
     Group I Mortgage Loans as of the Cut-off Date is approximately 27 months.



                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)           MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
        -------------------------           --------------      ---------------------   -----------------------------
11.100 - 12.000...........................          186             $    31,652,294.36               5.19%
12.001 - 13.000...........................          918                 156,628,920.54              25.67
13.001 - 14.000...........................        1,437                 226,607,180.84              37.14
14.001 - 15.000...........................          986                 132,964,577.44              21.80
15.001 - 16.000...........................          424                  48,823,380.19               8.00
16.001 - 17.000...........................          100                  11,169,444.10               1.83
17.001 - 18.000...........................           23                   2,134,921.67               0.35
18.001 - 18.200...........................            1                      87,975.92               0.01
                                                  -----             ------------------             ------
       Total..............................        4,075             $   610,068,695.06             100.00%
                                                  =====             ==================             ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.674% per annum.



                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
        -------------------------            --------------      ---------------------   -----------------------------
  4.125 -   5.000.........................            5             $       913,324.67               0.15%
  5.001 -   6.000.........................          193                  33,284,202.04               5.46
  6.001 -   7.000.........................          923                 157,568,081.60              25.83
  7.001 -   8.000.........................        1,424                 223,653,804.76              36.66
  8.001 -   9.000.........................          994                 134,117,923.32              21.98
  9.001 - 10.000..........................          416                  47,842,793.52               7.84
10.001 - 11.000...........................           96                  10,465,667.56               1.72
11.001 - 12.000...........................           23                   2,134,921.67               0.35
12.001 - 12.200...........................            1                      87,975.92               0.01
                                                  -----             ------------------             ------
  Total...................................        4,075             $   610,068,695.06             100.00%
                                                  =====             ==================             ======
----------
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I
     Mortgage Loans as of the Cut-off Date was approximately 7.658% per annum.


                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
      -----------------------------          --------------      ---------------------   -----------------------------
1.000.....................................            5             $       843,714.72               0.14%
3.000.....................................        4,069                 609,064,332.15              99.84
4.000.....................................            1                     160,648.19               0.03
                                                  -----             ------------------             ------
  Total...................................        4,075             $   610,068,695.06             100.00%
                                                  =====             ==================             ======
----------
(1)  Relates solely to initial rate adjustments.



                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)              MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
          ---------------------              --------------      ---------------------   -----------------------------
1.000.....................................         4,071             $   609,391,991.67              99.89%
1.500.....................................             4                     676,703.39               0.11
                                                   -----             ------------------             ------
  Total...................................         4,075             $   610,068,695.06             100.00%
                                                   =====             ==================             ======

----------
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

     Approximately 35.35% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%.

     Approximately 0.74% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 78.13%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     Except with respect to approximately 0.02% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

     The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to August 1996 or after July 2003 or will have a remaining term to maturity of less than 100 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is June 2033.

     The average Principal Balance of the Group II Mortgage Loans at origination was approximately $204,919. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $204,753. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $949,099 or less than approximately $46,427.

     The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.250% per annum and not more than 14.600% per annum and the weighted average Mortgage Rate was approximately 7.447% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.000% to 10.150%, Minimum Mortgage Rates ranging from 4.250% per annum to 12.050% per annum and Maximum Mortgage Rates ranging from 11.250% per annum to 18.050% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.093% per annum, a weighted average Minimum Mortgage Rate of approximately 7.506% per annum and a weighted average Maximum Mortgage Rate of approximately 13.530% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in June 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is September 2005.

     The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
          --------------------               --------------      ---------------------   -----------------------------
  46,427 -   50,000.......................            21             $     1,045,206.51               0.32%
  50,001 - 100,000........................           459                  34,462,796.98              10.60
100,001 - 150,000.........................           344                  42,037,830.90              12.93
150,001 - 200,000.........................           165                  28,834,598.92               8.87
200,001 - 250,000.........................            93                  20,725,523.87               6.37
250,001 - 300,000.........................            61                  16,691,675.40               5.13
300,001 - 350,000.........................           125                  41,560,924.25              12.78
350,001 - 400,000.........................           139                  52,175,892.83              16.05
400,001 - 450,000.........................            81                  34,425,725.18              10.59
450,001 - 500,000.........................            68                  32,859,277.78              10.11
500,001 - 550,000.........................            10                   5,307,738.36               1.63
550,001 - 600,000.........................             6                   3,508,747.78               1.08
600,001 - 650,000.........................             6                   3,813,118.76               1.17
650,001 - 700,000.........................             3                   2,072,490.01               0.64
700,001 - 750,000.........................             4                   2,918,590.00               0.90
800,001 - 850,000.........................             1                     835,000.00               0.26
900,001 - 949,099.........................             2                   1,873,098.61               0.58
                                                   -----             ------------------             ------
   Total..................................         1,588             $   325,148,236.14             100.00%
                                                   =====             ==================             ======
----------
(1)  The average Cut-off Date Principal Balance of the Group II Mortgage Loans
     was approximately $204,753.



                                  CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                 PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                              NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
               CREDIT SCORE                MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
               ------------                --------------      ---------------------   -----------------------------
Not Available.............................          49             $     5,712,805.84               1.76%
500.......................................           6                     944,121.33               0.29
501 - 525.................................         191                  33,422,661.56              10.28
526 - 550.................................         229                  45,076,208.42              13.86
551 - 575.................................         174                  32,196,369.59               9.90
576 - 600.................................         189                  38,588,769.93              11.87
601 - 625.................................         228                  48,959,644.05              15.06
626 - 650.................................         188                  41,073,165.56              12.63
651 - 675.................................         135                  30,456,108.97               9.37
676 - 700.................................          81                  17,981,616.47               5.53
701 - 725.................................          59                  14,823,557.09               4.56
726 - 750.................................          37                   9,706,988.07               2.99
751 - 775.................................          13                   3,733,690.09               1.15
776 - 800.................................           8                   2,209,029.17               0.68
801 - 801.................................           1                     263,500.00               0.08
                                                 -----             ------------------             ------
   Total..................................       1,588             $   325,148,236.14             100.00%
                                                 =====             ==================             ======

----------
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 607.



                                    CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
               CREDIT GRADE                  MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
               ------------                  --------------      ---------------------   -----------------------------
AA+.......................................           177             $    38,876,092.17              11.96%
AA........................................           725                 158,333,431.88              48.70
A.........................................           406                  82,345,308.62              25.33
B.........................................           193                  34,223,885.61              10.53
C.........................................            39                   6,135,345.64               1.89
CC........................................            48                   5,234,172.22               1.61
                                                   -----             ------------------             ------
   Total..................................         1,588             $   325,148,236.14             100.00%
                                                   =====             ==================             ======


                            ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
          ---------------------              --------------      ---------------------   -----------------------------
120.......................................             2             $       131,769.49               0.04%
180.......................................            45                   5,744,835.08               1.77
240.......................................            48                   4,955,206.15               1.52
360.......................................         1,493                 314,316,425.42              96.67
                                                   -----             ------------------             ------
   Total..................................         1,588             $   325,148,236.14             100.00%
                                                   =====             ==================             ======
----------
(1)  The weighted average original term to maturity of the Group II Mortgage
     Loans was approximately 355 months.


                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
         REMAINING TERM (MONTHS)             MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
         ----------------------              --------------      ---------------------   -----------------------------
100 - 102.................................             1             $        46,427.35               0.01%
103 - 108.................................             1                      55,306.13               0.02
115 - 120.................................             2                     131,769.49               0.04
175 - 180.................................            43                   5,643,101.60               1.74
229 - 234.................................             1                      52,647.90               0.02
235 - 240.................................            47                   4,902,558.25               1.51
277 - 282.................................             7                     485,403.09               0.15
349 - 354.................................            14                   2,269,167.66               0.70
355 - 360.................................         1,472                 311,561,854.67              95.82
                                                   -----             ------------------             ------
   Total..................................         1,588             $   325,148,236.14             100.00%
                                                   =====             ==================             ======

----------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 354 months.



                                    PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
              PROPERTY TYPE                  MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
              -------------                  --------------      ---------------------   -----------------------------
Single Family Detached....................        1,218             $   248,314,338.57              76.37%
PUD Detached(1)...........................          128                  31,995,596.91               9.84
2-4 Units Detached........................          106                  22,618,339.10               6.96
Condo Low-Rise Attached...................           76                  13,094,006.40               4.03
2-4 Units Attached........................            9                   2,709,157.87               0.83
Manufactured Housing......................           29                   2,660,346.71               0.82
Single Family Attached....................           14                   2,280,781.85               0.70
PUD Attached..............................            6                     923,759.15               0.28
Condo High-Rise...........................            2                     551,909.58               0.17
                                                  -----             ------------------             ------
   Total..................................        1,588             $   325,148,236.14             100.00%
                                                  =====             ==================             ======
----------
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                  OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             OCCUPANCY STATUS                MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
             ----------------                --------------      ---------------------   -----------------------------
Primary...................................         1,469             $   302,959,394.17              93.18%
Non-owner.................................            86                  13,560,636.78               4.17
Second Home...............................            33                   8,628,205.19               2.65
                                                   -----             ------------------             ------
   Total..................................         1,588             $   325,148,236.14             100.00%
                                                   =====             ==================             ======
----------
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                          PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 PURPOSE                     MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
                 -------                     --------------      ---------------------   -----------------------------
Cash Out Refinance........................        1,113             $   231,093,526.31              71.07%
Purchase..................................          311                  63,013,989.32              19.38
Rate/Term Refinance.......................          164                  31,040,720.51               9.55
                                                  -----             ------------------             ------
   Total..................................        1,588             $   325,148,236.14             100.00%
                                                  =====             ==================             ======


                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
     ORIGINAL LOAN TO VALUE RATIO (%)        MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
     -------------------------------         --------------      ---------------------   -----------------------------
20.40 - 25.00.............................             2             $       439,612.09               0.14%
25.01 - 30.00.............................             5                     414,208.49               0.13
30.01 - 35.00.............................             7                     614,568.45               0.19
35.01 - 40.00.............................             9                   1,130,448.12               0.35
40.01 - 45.00.............................            15                   2,787,031.80               0.86
45.01 - 50.00.............................            21                   2,792,299.71               0.86
50.01 - 55.00.............................            32                   7,045,565.75               2.17
55.01 - 60.00.............................            70                  16,154,103.38               4.97
60.01 - 65.00.............................           117                  21,448,735.80               6.60
65.01 - 70.00.............................           125                  24,898,946.17               7.66
70.01 - 75.00.............................           186                  39,114,210.93              12.03
75.01 - 80.00.............................           448                  93,368,768.63              28.72
80.01 - 85.00.............................           126                  24,879,215.24               7.65
85.01 - 90.00.............................           274                  57,424,466.98              17.66
90.01 - 95.00.............................           136                  30,226,145.64               9.30
95.01 - 100.00............................            15                   2,409,908.96               0.74
                                                   -----             ------------------             ------
   Total..................................         1,588             $   325,148,236.14             100.00%
                                                   =====             ==================             ======

----------
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 78.13%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the Prospectus Supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
                 LOCATION                   MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
                 --------                   --------------      ---------------------   -----------------------------
Alabama...................................            2             $       138,772.52               0.04%
Arizona...................................           13                   2,311,041.31               0.71
Arkansas..................................            1                      60,757.09               0.02
California................................          290                  82,194,460.03              25.28
Colorado..................................           33                   7,051,492.94               2.17
Connecticut...............................           42                   9,169,605.21               2.82
Delaware..................................            3                     937,827.05               0.29
Florida...................................          128                  16,658,304.22               5.12
Georgia...................................           46                   7,020,240.41               2.16
Hawaii....................................            1                     249,784.75               0.08
Idaho.....................................            4                     471,009.12               0.14
Illinois..................................           48                  10,248,289.03               3.15
Indiana...................................           32                   3,197,413.47               0.98
Iowa......................................            3                     258,819.05               0.08
Kansas....................................            8                   1,368,552.14               0.42
Kentucky..................................           13                   1,997,940.33               0.61
Louisiana.................................           16                   2,029,752.78               0.62
Maine.....................................           32                   3,894,234.80               1.20
Maryland..................................           38                   8,793,766.18               2.70
Massachusetts.............................           99                  28,130,032.59               8.65
Michigan..................................           63                   7,331,978.52               2.25
Minnesota.................................           15                   2,466,847.59               0.76
Mississippi...............................            6                     595,317.97               0.18
Missouri..................................           11                   1,014,279.37               0.31
Montana...................................            1                     397,461.23               0.12
Nebraska..................................            2                     151,603.48               0.05
Nevada....................................           15                   2,021,407.77               0.62
New Hampshire.............................           18                   3,836,914.54               1.18
New Jersey................................           71                  17,128,523.41               5.27
New Mexico................................            3                     268,056.42               0.08
New York..................................          168                  48,073,393.32              14.79
North Carolina............................           34                   4,033,368.41               1.24
Ohio......................................           58                   6,568,128.15               2.02
Oklahoma..................................            1                     188,527.77               0.06
Oregon....................................            8                   1,776,515.03               0.55
Pennsylvania..............................           44                   5,163,118.02               1.59
Rhode Island..............................           21                   3,640,602.99               1.12
South Carolina............................           17                   2,520,115.47               0.78
Tennessee.................................           14                   1,611,494.09               0.50
Texas.....................................           66                  10,032,897.55               3.09
Utah......................................            4                     452,779.29               0.14
Vermont...................................            1                      99,000.00               0.03
Virginia..................................           65                  14,109,868.19               4.34
Washington................................           14                   3,705,793.45               1.14
West Virginia.............................            1                      76,949.89               0.02
Wisconsin.................................           11                   1,016,588.66               0.31
Wyoming...................................            4                     684,610.54               0.21
                                                  -----             ------------------             ------
   Total..................................        1,588             $   325,148,236.14             100.00%
                                                  =====             ==================             ======

----------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.58% in the 95076 ZIP Code.


                             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
           DOCUMENTATION LEVEL              MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
           -------------------              --------------      ---------------------   -----------------------------
Full Documentation........................       1,046             $   203,123,108.23              62.47%
Stated Income Documentation...............         512                 115,910,294.16              35.65
No Documentation..........................          13                   3,469,570.74               1.07
Lite Documentation........................          17                   2,645,263.01               0.81
                                                 -----             ------------------             ------
   Total..................................       1,588             $   325,148,236.14             100.00%
                                                 =====             ==================             ======
----------
(1)  For a description of each Documentation Level, see "Option One Mortgage
     Corporation--Underwriting Standards" in the Prospectus Supplement.



                            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
        ------------------------             --------------      ---------------------   -----------------------------
  5.250 -   6.000.........................            69             $    18,200,334.15               5.60%
  6.001 -   7.000.........................           464                 121,511,211.62              37.37
  7.001 -   8.000.........................           515                 107,436,873.45              33.04
  8.001 -   9.000.........................           304                  52,418,623.51              16.12
  9.001 - 10.000..........................           138                  16,662,937.40               5.12
10.001 - 11.000...........................            59                   5,841,375.55               1.80
11.001 - 12.000...........................            33                   2,622,056.81               0.81
12.001 - 13.000...........................             3                     205,392.32               0.06
13.001 - 14.000...........................             2                     128,505.26               0.04
14.001 - 14.600...........................             1                     120,926.07               0.04
                                                   -----             ------------------             ------
   Total..................................         1,588             $   325,148,236.14             100.00%
                                                   =====             ==================             ======
----------
(1)  The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.447% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
             GROSS MARGIN (%)               MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
             ----------------               --------------      ---------------------   -----------------------------
  3.000   -   3.000.......................            2             $       533,660.88               0.24%
  3.001   -   4.000.......................          126                  34,634,423.04              15.65
  4.001   -   5.000.......................          349                  81,673,355.95              36.90
  5.001   -   6.000.......................          344                  68,545,653.42              30.97
  6.001   -   7.000.......................          137                  23,734,123.24              10.72
  7.001   -   8.000.......................           43                   6,990,125.08               3.16
  8.001   -   9.000.......................           42                   4,536,239.05               2.05
  9.001   - 10.000........................            7                     492,788.52               0.22
10.001   - 10.150.........................            2                     208,174.05               0.09
                                                  -----             ------------------             ------
   Total..................................        1,052             $   221,348,543.23             100.00%
                                                  =====             ==================             ======

----------
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.093% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
           --------------------              --------------      ---------------------   -----------------------------
December 1, 2003..........................             1             $       351,000.00               0.16%
October 1, 2004...........................             1                      79,767.44               0.04
November 1, 2004..........................             1                      58,328.45               0.03
December 1, 2004..........................            10                   1,821,932.91               0.82
January 1, 2005...........................            26                   4,416,488.15               2.00
February 1, 2005..........................             3                     372,701.01               0.17
March 1, 2005.............................             8                   2,282,877.57               1.03
April 1, 2005.............................            23                   5,313,390.50               2.40
May 1, 2005...............................           483                 108,542,011.25              49.04
June 1, 2005..............................           361                  77,049,501.00              34.81
October 1, 2005...........................             1                     242,156.39               0.11
December 1, 2005..........................             1                      66,982.47               0.03
January 1, 2006...........................             2                     214,296.67               0.10
March 1, 2006.............................             1                     478,450.09               0.22
April 1, 2006.............................             4                     877,075.93               0.40
May 1, 2006...............................            63                   9,602,086.98               4.34
June 1, 2006..............................            37                   5,372,760.00               2.43
January 1, 2018...........................             1                     175,638.61               0.08
April 1, 2018.............................             2                     144,626.58               0.07
May 1, 2018...............................            12                   2,241,621.23               1.01
June 1, 2018..............................            11                   1,644,850.00               0.74
                                                   -----             ------------------             ------
   Total..................................         1,052             $   221,348,543.23             100.00%
                                                   =====             ==================             ======
----------
(1)  The weighted average time until the next Adjustment for the Adjustable-Rate
     Group II Mortgage Loans as of the Cut-off Date is approximately 27 months.



                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MAXIMUM MORTGAGE RATE (%)           MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
        ------------------------            --------------      ---------------------   -----------------------------
11.250 - 12.000...........................          55             $    14,248,301.45               6.44%
12.001 - 13.000...........................         267                  70,995,154.51              32.07
13.001 - 14.000...........................         346                  74,840,332.95              33.81
14.001 - 15.000...........................         229                  41,605,048.62              18.80
15.001 - 16.000...........................         104                  14,537,337.34               6.57
16.001 - 17.000...........................          31                   3,546,235.14               1.60
17.001 - 18.000...........................          19                   1,511,151.61               0.68
18.001 - 18.050...........................           1                      64,981.61               0.03
                                                 -----             ------------------             ------
  Total:                                         1,052             $   221,348,543.23             100.00%
                                                 =====             ==================             ======

----------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.530% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                                NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
        ------------------------             --------------      ---------------------   -----------------------------
  4.250 -   5.000.........................            2             $       841,907.13               0.38%
  5.001 -   6.000.........................           55                  13,981,916.38               6.32
  6.001 -   7.000.........................          268                  71,148,377.65              32.14
  7.001 -   8.000.........................          349                  75,925,682.72              34.30
  8.001 -   9.000.........................          227                  40,797,758.41              18.43
  9.001 - 10.000..........................          101                  13,601,080.11               6.14
10.001 - 11.000...........................           30                   3,475,687.61               1.57
11.001 - 12.000...........................           19                   1,511,151.61               0.68
12.001 - 12.050...........................            1                      64,981.61               0.03
                                                  -----             ------------------             ------
  Total:                                          1,052             $   221,348,543.23             100.00%
                                                  =====             ==================             ======
----------
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II
     Mortgage Loans as of the Cut-off Date was approximately 7.506% per annum.




                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
      INITIAL PERIODIC RATE CAP (%)         MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
      ----------------------------          --------------      ---------------------   -----------------------------
1.000.....................................            1             $       351,000.00               0.16%
2.000.....................................            1                      81,951.83               0.04
3.000.....................................        1,050                 220,915,591.40              99.80
                                                  -----             ------------------             ------
   Total                                          1,052             $   221,348,543.23             100.00%
                                                  =====             ==================             ======
----------
(1)  Relates solely to initial rate adjustments.




                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
          PERIODIC RATE CAP (%)             MORTGAGE LOANS          CUT OFF DATE               CUT OFF DATE
                                            --------------      ---------------------   -----------------------------
1.000.....................................       1,051             $   221,106,386.84              99.89%
1.500.....................................           1                     242,156.39               0.11
                                                 -----             ------------------             ------
  Total:                                         1,052             $   221,348,543.23             100.00%
                                                 =====             ==================             ======

----------
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.